Exhibit 10.68


Farah Incorporated
4171 N. Mesa
Building D, Suite 500
El Paso, Texas 79902-1433

P.O. Box 13800
El Paso, Texas 79913-3800
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December 5, 1997

Mr. Richard C. Allender
Farah Incorporated
P.O. Box 13800
El Paso, Texas 79925

         Re:    Amendment to Employment Agreement

Dear Richard,

         Reference is made to that certain Employment Agreement by and between Farah Incorporated (the "Company") and yourself dated July 10, 1995 (the "Agreement"). The Company desires to make certain amendments to the Agreement. Capitalized terms which are not defined in this letter shall have the meaning ascribed to such terms in the Agreement.

         From and after  January 1, 1998,  the Base  Salary  shall be  $400,000.
Section 2(d) of the Agreement shall be deemed amended to provide that the minimum number of annual premium payments shall be seven (7) instead of three
(3) and the Minimum Premium Commitment shall be deemed amended to read $847,000 instead of $363,000. All other terms and provisions of the Agreement will remain unchanged.

         If the foregoing terms are acceptable to you, please indicate your acceptance by signing below.

                                            Very truly yours,

                                            Farah Incorporated

                                            /s/ Russell G. Gibson
                                            Russell G. Gibson
                                            Executive Vice President


Agreed and accepted as of the 5th day of December, 1997:


/s/ Richard C. Allender
Richard C. Allender

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